Unity Bancorp Inc

2019 Shareholders' Meeting

April 25, 2019

Financial Highlights

- Earnings of $21.9 million, a 70.0% increase from $12.9 million in the prior year
  - Excluding DTA tax adjustment, 2017 core earnings of $14.6 million

- Diluted EPS of $2.01 vs. $1.20 in 2017, a 67.5% increase

- Total Loans – 11.4% increase
  - 10.4% increase in commercial loans
  - 19.4% increase in mortgage loans
  - 12.8% increase in consumer loans

- Total Deposits – 15.8% increase
  - 5.5% increase in noninterest-bearing deposits
  - 12.6% increase in interest-bearing deposits

Unity's Accomplishments

- Named one of the Best Places to work in NJ from NJ BIZ for the third year in a row
- Ranked 19th Nationally on American Banker magazine's Top 200 Publicly Traded Community Banks (total assets less than $2 billion)
    - Unity Bank climbed from 27th in 2017 to 19th in 2018.
- Five consecutive quarters of ROA exceeding 1.50% bonuses paid to employees
- Corporate wide paperless initiative - 23% reduction in print
- Significant Technology Enhancements – Increased efficiency and productivity
    - Accounting, budgeting and accounts payable systems upgraded in 2018
    - Mortgage – electronic boarding of loans
    - Commercial loan origination software – in process
- Opened the Bethlehem, PA branch

Bank Franchise

Unity Bank Branch Locations

	Unity Branch Locations
1	Forks Township, PA
2	Phillipsburg, NJ
3	Washington, NJ
4	Clinton, NJ
5	Flemington, NJ
6	Whitehouse, NJ
7	Somerset, NJ
8	North Plainfield, NJ
9	Middlesex, NJ
10	Highland Park, NJ
11	Edison, NJ
12	South Plainfield, NJ
13	Scotch Plains, NJ
14	Union, NJ
15	Linden, NJ
16	Somerville, NJ
17	Emerson, NJ
18	Ramsey, NJ
19	Bethlehem, PA


Northampton
Warren
Hunterdon
Somerset
Middlesex
Union
Bergen
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19

Recent Financial Performance

Key Bank Ratios

For the year ended December 31, 2018		
	Unity Bancorp	Public Banks $1.0 - $3.0 billion
Return on average assets	1.53%	1.07%
Return on average equity	17.10%	10.52%
Net interest margin	3.97%	3.74%
Efficiency ratio	53.07%	62.62%

Quarterly Core ROA



1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.07%
1.09%
1.12%
1.25%
1.53%
1.53%
1.50%
1.56%
1Q2017
2Q2017
3Q2017
4Q2017
1Q2018
2Q2018
3Q2018
4Q2018

Recent Performance

Unity Bancorp	As of 3/31/2019 QTD	As of 12/31/2018 YTD
Return on average assets	1.55%	1.53%
Return on average equity	16.52%	17.10%
Net interest margin	4.06%	3.97%
Efficiency ratio	52.53%	53.07%

Summary Balance Sheet

(dollars in millions)

	2018	2017
Assets	$ 1,579	$ 1,455
Total Loans	1,305	1,171
Deposits	1,208	1,043
Total Equity	138	118

Loan Growth

(dollars in millions)



$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
$ 762
$ 889
$ 973
$ 1,171
$ 1,305
2014
2015
2016
2017
2018
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Mortgage Loan Originations

(dollars in millions)

Mortgage Growth – Purchases vs. Refinances



$250.00
$200.00
$150.00
$100.00
$50.00
$-
$129.7
$39.4
$90.3
$180.8
$69.1
$111.7
$192.3
$75.5
$116.8
$221.3
$70.4
$150.9
$224.7
$71.0
$153.7
2014
2015
2016
2017
2018
Purchases
Refinances

Mortgage Loan Originations

(dollars in millions)



Mortgage Growth – Conforming vs Non-Conforming Loans
$250.00
$200.00
$150.00
$100.00
$50.00
$-
$129.7
$87.3
$42.4
$180.8
$110.2
$70.6
$192.3
$100.1
$92.2
$221.3
$146.8
$74.5
$224.7
$162.1
$62.6
2014
2015
2016
2017
2018
Conforming
Non-Conforming

Nonperforming Assets

(dollars in millions)



$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
-2.00%
-2.50%
-3.00%
1.24%
0.82%
0.70%
0.23%
0.44%
$12.5
$1.2
$1.2
$10.2
$8.9
$1.6
$2.8
$4.5
$8.3
$1.1
$5.1
$2.1
$3.4
$2.3
$1.1
$6.9
$4.2
$2.7
2014
2015
2016
2017
2018
Commercial nonperforming loans
Residential nonperforming loans
OREO
Nonperforming Assets to Total Assets

Net Charge-Offs

(dollars in thousands)



$3,500.00
$3,000.00
$2,500.00
$2,000.00
$1,500.00
$1,000.00
$500.00
$-
0.65%
0.45%
0.25%
0.05%
-0.15%
-0.35%
-0.55%
$3,140
0.44%
0.04%
$292
0.15%
$1,400
0.06%
$673
0.01%
$118
2014
2015
2016
2017
2018
Net charge-offs
Net charge-off (recoveries) to average loans

5 Year Deposit Trend

(dollars in millions)


$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
$ 794
$ 153
$ 212
$ 429
$ 894
$ 185
$ 277
$ 432
$ 946
$ 216
$ 221
$ 509
$ 1,043
$ 256
$ 225
$ 562
$ 1,208
$ 270
$ 357
$ 581
2014
2015
2016
2017
2018
Interest-bearing DDA & SAV deposits
Total time deposits
Noninterest-bearing demand deposits

Summary Income Statement and Profitability

(dollars in millions)

	2018	2017
Net Interest Income	$ 53.7	$ 45.8
Provision for Loan Losses	2.1	1.7
Noninterest Income	9.1	8.3
Noninterest Expense	33.4	30.0
Provision for Income Taxes	5.4	9.5
Net Income	$ 21.9	$ 12.9
Diluted Earnings Per Share	$ 2.01	$ 1.20
Return on Average Assets	1.53 %	1.02 %
Return on Average Equity	17.10	11.47
Net Interest Margin	3.97	3.83

Net Interest Income & Net Interest Margin

(dollars in millions)



$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.53%
3.63%
3.58%
3.83%
3.97%
$30.1
$34.0
$38.3
$45.8
$53.7
2014
2015
2016
2017
2018
Net Interest Income
Net Interest Margin

Core Noninterest Income

(dollars in millions)

Noninterest Income (excludes gains [losses] on securities)



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
16.98%
18.46%
16.98%*
15.16%
14.70%
$6.2
$7.7
$8.4
$8.2
$9.2
2014
2015
2016
2017
2018
Noninterest Income
Noninterest Income/Revenue

* 2016 noninterest income to revenue ratio excludes an extraordinary gain on repurchase of subordinated debentures.

Noninterest Income

(dollars in thousands)

	2018	2017
Branch fee income	$ 1,519	$ 1,384
Service and loan fee income	2,130	2,100
Gain on sale of SBA loans held for sale, net	1,680	1,617
Gain on sale of mortgage loans, net	1,719	1,530
BOLI income	975	469
Net security (losses) gains	(199)	62
Other income	1,207	1,108
Total noninterest income	$ 9,031	$ 8,270

Noninterest Expenses

(dollars in millions)



Noninterest Expense
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
4.00%
3.00%
2.00%
1.00%
0.00%
2014
2015
2016
2017
2018
$24.7
$26.9
$27.6
$30.0
$33.4
2.69%
2.70%
2.44%
2.37%
2.34%
Noninterest Expense
Noninterest Expense/Average Assets

Noninterest Expense

(dollars in thousands)

	2018	2017
Compensation and benefits	$ 20,119	$ 17,117
Occupancy	2,739	2,381
Processing and communications	2,788	2,551
Furniture and equipment	2,348	2,079
Professional services	934	1,022
Loan collection & OREO expenses	(288)	463
Other loan expenses	135	186
Deposit insurance	782	546
Advertising	1,411	1,179
Director fees	671	637
Other expenses	1,782	1,883
Total noninterest expense	$ 33,421	$ 30,044

Profitability Progression



Diluted Earnings per Share
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$0.88
$1.11
$1.23
$1.36
$2.01
2014
2015
2016
2017
2018

Tangible Book Value Per Share


$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$7.44
$8.29
$10.00
$10.98
$12.71
2014
2015
2016
2017
2018

Market Price



$23.00
$21.00
$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$3.00
$9.43
$11.34
$15.70
$19.75
$20.76
2014
2015
2016
2017 *
2018

* On June 23, 2017 Unity was included in the Russell 2000, which provides enhanced liquidity.

Stock Performance


350.00
300.00
250.00
200.00
150.00
100.00
50.00
-
Index Value
26.23% *
11.06% *
6.63% *
2013
2014
2015
2016
2017
2018
Unity Bancorp, Inc.
KBW NASDAQ Bank Index
NASDAQ Composite Index

* Compound Annual Growth Rate

Cash Dividends



$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.09
$0.13
$0.18
$0.23
$0.27
2014
2015
2016
2017
2018

Capital Ratios



Total Risk-Based Capital Ratio
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
2014
2015
2016
2017
2018



Leverage Ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2014
2015
2016
2017
2018



Tier 1 Risk-Based Capital Ratio
16.00%
12.00%
8.00%
4.00%
2014
2015
2016
2017
2018

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Diversity of loan products
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- S&P Global